                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 25, 2002

                        COMMISSION FILE NUMBER 0-21061

                         SPEEDCOM WIRELESS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                       58-2044990
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.
INCORPORATION OR ORGANIZATION)

                        7020 PROFESSIONAL PARKWAY EAST
                              SARASOTA, FL  34240
                                (941) 907-2300

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
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Item 4. Changes in Registrant's Certifying Accountant

     In a letter dated April 18, 2002, Ernst & Young LLP, who had served as independent auditors of SPEEDCOM Wireless Corporation (the "Registrant"), resigned from its engagement with the Registrant. Following such resignation, the Registrant, with the consent of its board of directors, approved the engagement of Aidman, Piser & Company as the Registrant's independent auditors and replacement for Ernst & Young, LLP. The Registrant has authorized Ernst & Young LLP to respond fully to inquiries of Aidman, Piser & Company, on any matters, including those matters discussed in this Current Report.

     During the two most recent fiscal years no report of Ernst & Young LLP on the Registrant's financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles, except as described in the following sentence. During the most recent fiscal year the report of Ernst & Young LLP was modified to express substantial doubt about the ability of the Company to continue as a going concern.

     During the two most recent fiscal years and the subsequent interim period through the date hereof, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report.

     Except as discussed below, Ernst & Young LLP did not advise the Registrant at any time during the two most recent fiscal years and the subsequent interim period through the date hereof:

          (A) that the Registrant did not have the internal controls necessary for the preparation of reliable financial statements, except that, in a letter to the Registrant's Audit Committee, dated March 22, 2002, Ernst & Young LLP advised that it believed that a material weakness was present in SPEEDCOM's internal controls, which stated the following. "During 2001, the Company entered into numerous debt, equity and sales transaction that involved significant non-cash components and complex terms with current and future implications. Presently, the Company does not have accounting and finance personnel with adequate qualifications and training to appropriately account for and report these transactions. This resulted in material misstatements of the Company's internally prepared interim and annual financial statements in 2001." Ernst & Young LLP has made recommendations for the mitigation of this weakness, which are currently being addressed by management. In addition, it should be noted that the aforementioned material misstatements to internal financial information was corrected, with the assistance and advice of Ernst & Young LLP, prior to the public release of any such information.

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          (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (C) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years that if further investigated may (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

          (D) that information had come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

The Registrant has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 25, 2002 is filed as Exhibit 16 to this Form 8-K.

ITEM 7. EXHIBIT INDEX

16   Letter from Ernst & Young LLP regarding Change in Certifying Accountant


SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 SPEEDCOM WIRELESS CORPORATION


                                 By: /s/ Michael McKinney
                                     --------------------
                                     Michael McKinney
                                     Chief Executive Officer

Date: April 25, 2002

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